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                                                                   EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-55496, 33-92576 and 333-14921) and in the Registration Statement on Form S-3 (No. 333-68545) of Gantos, Inc. of our report dated April 13, 1999, relating to the financial statements and the financial statement schedule appearing on page F-2 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Battle Creek, Michigan
April 30, 1999